                    Supplement dated November 27, 2002 to the
                      Prospectus dated January 28, 2002 of

    The Rockland Small Cap Growth Fund, a series of the Rockland Funds Trust

The Prospectus is amended as follows:

     I.   The information  under the heading FUND FEES AND EXPENSES on page 5 is revised  such  that  the  entry  "NONE"  across  from  the  subheading
          `Redemption Fee' is replaced with "1%" with a footnote indicating that the redemption fee is effective January 28, 2003.

     II.  The  information  under the heading HOW TO REDEEM SHARES  beginning on page 9 is  revised  such  that the  following  paragraph  is  inserted between the paragraphs  with  subheadings  "Signature  Guarantees" and
          "Termination of Accounts" on page 10:

          Effective January 28, 2003, a 1% fee will be imposed on redemptions of shares of the Fund that are made within 30 days of  purchase.  For purposes of calculating the 30-day holding  period,  the Fund will employ the "first in, first out" method,  which assumes that the shares redeemed are the ones held the longest.  This  redemption fee does not apply to redemptions  from
     401(k) and other  employer-sponsored  retirement  plans  (excluding IRA and other 1-person plans) or redemptions under the Fund's systematic withdrawal program.  The  redemption  fee is  retained  by the  Fund  to  help  defray transaction  and tax costs that long-term  investors may bear when the Fund realizes  capital gains as a result of selling  securities to meet investor redemptions.

                Please keep this supplement for future reference.